SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report—June 19, 2003

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code: (973) 994-3999

Item 9. Regulation FD Disclosure

On June 20, 2003, Columbia Laboratories, Inc. (“Columbia”) issued a press release titled “U.S. FDA APPROVES STRIANT™, A NEW TREATMENT FORM FOR MEN WITH A DEFICIENCY OR ABSENCE OF TESTOSTERONE, FROM COLUMBIA LABORATORIES”. A copy of Columbia’s press release is attached hereto as Exhibit 99 and is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2003

COLUMBIA LABORATORIES, INC.

By:	/s/ DAVID L. WEINBERG
David L. Weinberg Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Exhibit Description

99	Press Release dated June 20, 2003.

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